SUBLEASE

     THIS SUBLEASE is dated and effective as of June 1, 2000 by and between BANG & OLUFSEN AMERICA, INC., a Delaware corporation ("Sublessor") and HARVEY ELECTRONICS, INC., a New York corporation ("Sublessee").

                                    RECITALS

     A. Sublessor leases certain retail space consisting of approximately 1,600 square feet located in the ground floor of the southerly side of the building commonly known as 86 Greenwich Avenue, Greenwich, Connecticut pursuant to the terms of a Lease dated April 3, 2000 (as the same may be amended, supplemented, restated, renewed and/or extended from time to time, the "Overlease") with Greenwich Avenue Limited Partnership ("Landlord"). Said retail space is more particularly described in the Overlease and is referred to herein as the "Premises."

     B. Sublessee desires to sublet the Premises from Sublessor and Sublessor is willing to sublease the Premises to Sublessee, subject to the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the foregoing Recitals, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms; Other Words and Phrases. Capitalized terms used herein and not otherwise defined in this Sublease shall have the meanings specified in the Overlease. Whenever it is provided in this Sublease that a party "may" perform an act or do anything, it shall be construed that such party "may, but shall not be obligated to," so perform or so do. The following words and phrases shall be construed as follows: (i) "at any time" shall be construed as "at any time or from time to time;" (ii) "any" shall be construed as "any and all;"
(iii) "include" and "including" shall be construed as "including but not limited to;" and (iv) "will" and "shall" shall each be construed as mandatory. Except as otherwise specifically indicated, all references to paragraph numbers and letters shall refer to paragraphs of this Sublease and all references to Exhibits shall refer to the Exhibits attached to this Sublease. The word "hereby", "hereof", "hereto", "herein" and "hereunder" and any similar terms shall refer to this Sublease as a whole and not to any particular paragraph. The word "hereafter" shall mean after the effective date hereof and the word "heretofore" shall mean before the effective date hereof. Words of the masculine, feminine or neuter gender shall mean and include the corresponding words of other genders, and words implying the singular number shall mean and include the plural number and vice versa. The paragraph headings are inserted in this Sublease for convenience only and are not intended to, and shall not be construed to limit, enlarge or affect the scope or intent of this Sublease or the meaning of any provision hereof.

     2. Sublease of Premises. In consideration of the rents reserved in this Sublease and the obligations herein to be observed and performed by Sublessor and Sublessee, Sublessor hereby demises and subleases to Sublessee, and Sublessee hereby sublets from Sublessor, the Premises for the term hereinafter provided. Except as may be specifically provided to the contrary in this Sublease, the Premises are hereby demised and subleased pursuant to the terms and conditions of the Overlease, a copy of which is attached hereto as Exhibit
A. Sublessee hereby (i) assumes all of the terms, covenants and conditions of Sublessor, as Tenant, under the Overlease, (ii) adopts and makes, for itself, all waivers and releases set forth in the Overlease and (iii) covenants and agrees to strictly (x) observe, pay and perform all of Sublessor's obligations, as Tenant, under the Overlease and (y) comply with all covenants, agreements and undertakings made by Sublessor, as Tenant, in the Overlease. The covenants, agreements and undertakings of Sublessee set forth in the immediately preceding sentence (including the assumption of the terms, covenants and conditions of the Overlease) are being made for the express benefit of, and may be relied upon by, Sublessor and Landlord.

     3. Term. The term of this Sublease shall commence on the date hereof and shall end one day immediately before the regularly scheduled expiration of the initial term of the Overlease, unless sooner terminated as provided herein. This Sublease shall automatically terminate on the earlier to occur of (i) the termination of the Licensed Dealer Agreement dated as of June 1, 2000 by and between Sublessor and Sublessee (as the same may be amended, supplemented, restated, renewed and/or extended from time to time, the "Dealer Agreement"), whether such termination occurs due to lapse of time, a default or breach thereof by either party thereto, or otherwise; or (ii) the termination of the Overlease, whether such termination occurs due to lapse of time, a default or breach thereof by either party thereto, or otherwise.

     4. Specific Covenants. Without limiting the generality of the covenants and agreements of Sublessee contained herein in respect of the performance and observance of Sublessor's obligations as Tenant under the Overlease, Sublessee covenants and agrees to (i) use and occupy the Premises, and shall conduct its business at the Premises, strictly in accordance with the uses set forth in
Article 10 of the Overlease and (ii) deliver copies of any notices it receives relating to, or otherwise affecting, the Premises to Sublessor immediately upon Sublesse's receipt thereof. Sublessee further covenants and agrees that in any action or proceeding involving Landlord, Sublessor and Sublessee, any claims, causes of action and issues between Sublessor and Sublessee shall be severed from such action or proceeding and shall be separately heard.

     5. Rent. (a) Sublessee shall pay to Sublessor as the minimum monthly rental hereunder the sum of $8,666.67 per month commencing on July 1, 2000 and continuing on the first day of each succeeding month thereafter during the term of this Sublease (the "Basic Monthly Rent"). Basic Monthly Rent shall be adjusted from time to time in accordance with the provisions in the Overlease in respect of adjustments to "fixed rent" (as that term is defined in the Overlease) as provided in Article 1 thereof, such that Basic Monthly Rent shall at all times during the term of the Sublease equal the monthly installments of fixed rent due from time to time under the Overlease. Basic Monthly Rent for any partial month shall be prorated at the rate of 1/30th of the Basic Monthly Rent counting the actual number of days elapsed.

     (b) Sublessee shall pay during the term of this Sublease, as additional rental hereunder (hereinafter referred to as "Additional Rent"), before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof,
(i) all real estate taxes, special assessments, water rates and charges, sewer rates and charges (including any sum or sums payable for present or future sewer or water capacity), charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, and all other charges or burden of whatsoever kind and nature (including costs, fees, and expenses of complying with any restrictive covenants or similar agreements to which the Premises and/or the real property on which the Premises are located are subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Premises and/or arising under or related to this Sublease, whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforseen (all of which are collectively referred to herein as "Impositions"), which at any time during the term hereof may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Premises, or any portion thereof, or any appurtenance thereto, or this Sublease or the rents or income therefrom and (ii) any other amounts due Landlord under the terms of the Overlease (other than minimum rent), including common area maintenance costs, promotional charges, marketing charges and all other taxes, assessments, levies and charges of any nature whatsoever required to be paid by Sublessor under the Overlease (collectively, the "Overlease Charges"). Sublessee shall pay to Sublessor any taxes or increases in taxes which result from any improvements to the Premises which Sublessee makes at any time during the term hereof. Sublessee shall pay to Sublessor (a) all Impositions, whether heretofore or hereafter levied for assessed upon the Premises, or any portion thereof, and/or this Sublease which are due and payable during the term of this Sublease to Sublessor within five days of receipt of a statement specifying such amount from Sublessor and (b) all Overlease Charges at the times and in the manner specified therefor in the Overlease. Anything herein to the contrary notwithstanding, Sublessor shall pay its prorata portion of any Impositions and/or Overlease Charges due and payable with respect to the Premises, or any portion thereof, and/or this Sublease during the years in which the term hereof both commences and ends based on the number of days in each said year within the term of this Sublease, and Sublessor shall pay the balance of any such Impositions during said years.

     (c) Basic Monthly Rent and Additional Rent shall be payable to Sublessor in US Dollars at the address hereinafter set forth, or at such other place as Sublessor may designate from time to time. All payments of Basic Monthly Rent and Additional Rent shall be made without any prior demand therefor and without any deductions or setoffs whatsoever. At Sublessor's option, all Basic Monthly Rent and Additional Rent shall be paid by Sublessee directly to the Landlord at the address and in the manner specified therefor in the Overlease, in which case Sublessee shall furnish Sublessor with written evidence of each such payment promptly following payment thereof.

     6. Events of Default; Remedies. (a) It shall be an "Event of Default" hereunder if (i) Sublessee fails to make any payment of Basic Monthly Rent or any Additional Rent when due or (ii) Sublessee breaches any of its covenants, obligations or undertakings hereunder (other than as described in clause (i)), or (iii) Sublessee breaches any of its covenants, obligations or undertakings under the Dealer Agreement or any other agreement, instrument, note or other document executed by Sublessee and delivered to Sublessor from time to time, and in any such event, such breach continues beyond any applicable grace or cure period specified in the Dealer Agreement or such other agreement, instrument, note or other document, or the Dealer Agreement is terminated for any reason whatsoever, or (iv) Sublessee shall be dissolved or shall become unable to pay its debts as they become due, or shall make a general assignment for the benefit of creditors or shall file any voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief, under any applicable law, statute, ordinance, order, decree, rule or regulation, or shall file an answer admitting or shall fail to deny the material allegation of a petition against it for any such relief; or (v) any proceeding against Sublessee of the type referred to in clause (iv) seeking any such relief shall be commenced, or (vi) a trustee, receiver, or liquidator of Sublessee of all or any substantial part of its properties or assets shall be appointed with or without the consent or acquiescence of Sublessee, or (vii) any default or event of default occurs under the Overlease as a result of Sublessee's act or omission (other than any of the occurrences or events enumerated in clauses (i) through (vi) of this paragraph 6(a).

     (b) Upon the occurrence of any Event of Default, Sublessor shall have all rights and remedies available to it at law or in equity and all rights and remedies available to the Landlord under the Overlease, including the right to terminate this Sublease.

     7. No Assumption of Obligations. Sublessor hereby disclaims any obligation to perform any of the covenants or agreements of Landlord under the Overlease and Sublessee hereby waives, releases and discharges Sublessor from and against any liability or responsibility for the performance of any such covenants and agreements. Sublessee shall indemnify, defend and hold harmless Sublessor, its shareholders, directors, officers, employees and agents from and against any claims, losses, liability, damages, fines, penalties, settlements, awards, costs and expenses (including reasonable attorneys' fees and expenses) which Sublessor may incur as a result of the execution and delivery of this Sublease or the subtenancy created hereby or Sublessee's possession or use of the Premises. If Landlord breaches any of its obligations under the Overlease, Sublessor shall cooperate with Sublessee in enforcing any of Sublessee's rights or remedies against Landlord; provided, however, that Sublessee shall reimburse Sublessor for any reasonable costs and expenses incurred in connection therewith, including reasonable attorneys' fees and disbursements.

     8. No Representations or Warranties. Sublessee acknowledges and agrees that it (i) has inspected the Premises and is relying solely on that inspection in entering into this Sublease and (ii) is accepting the Premises "AS IS" without any representation or warranty whatsoever made by Sublessor, either express or implied. Sublessor hereby expressly disclaims any warranties in respect of the Premises or this Sublease, either express or implied, including the implied warranty of tenantability or fitness for a particular purpose.

     9. Conflicting Terms. In the event of any conflict between the terms and conditions of this Sublease and the terms and conditions of the Overlease, the terms and conditions of this Sublease shall govern and be controlling in all respects.

     10. Notices. Any notice, consent or other communication required or permitted to be given hereunder shall be in writing and shall be sent by (i) personal delivery, (ii) a nationally recognized overnight delivery service or
(iii) telephonic facsimile and addressed as follows:

                  If to Sublessor:          Bang & Olufsen America, Inc.
                                            1200 Business Center Drive
                                            Suite 100
                                            Mt. Prospect, Illinois 60056
                                            Attn: President
                                            Telephonic Facsimile: (847) 699-1475

                  With a copy to:  Jay A. Lipe, Esq. and Michael F. Sexton, Esq.
                                   Rooks, Pitts and Poust
                                   10 South Wacker Drive
                                   Suite 2300
                                   Chicago, Illinois 60606
                                   Telephonic Facsimile: (312) 876-1155

                  If to Sublessee:  Harvey Electronics, Inc.
                                    205 Chubb Avenue
                                    Lyndhurst, New Jersey 07071
                                    Attn: President
                                    Telephonic Facsimile: (201) 842-0060

or to such other address as either party from time to time may specify in writing to the other. Any such notice, consent or other communication shall be deemed to have been given (i) in the case of personal delivery, when personally delivered, or (ii) in the case of overnight delivery, as of the date of delivery was first attempted, or (iii) in the case of telephonic facsimile, upon receipt.

     12. Providing Notices. Sublessor shall forward to Sublessee promptly after receipt thereof copies of all notices and demands from Landlord to Sublessor with respect to the Overlease or the use and occupancy of the Premises.

     13. Right to Cure. Sublessee shall have the right to cure any default of Sublessor under the Overlease upon delivery of ten days prior notice thereof to Sublessor and any sums paid by Sublessee in curing any such default may be deducted by Sublessee from the rentals otherwise due Sublessor from Sublessee hereunder. Notwithstanding the foregoing, Sublessee shall have no right to attempt to cure any such default if (i) Sublessor notifies Sublessee that it is contesting such default by appropriate proceedings and Sublessor provides Sublessee with reasonable assurances that Sublessee's tenancy created hereby will not be disturbed during the pendency of such proceedings or (ii) an Event of Default has occurred or an event exists that, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

     14. Assignment and Subletting. (a) Notwithstanding anything contained in the Overlease to the contrary, Sublessee shall not, without the prior written consent of Sublessor, which consent shall not be unreasonably withheld, (i) assign, transfer, mortgage, pledge, hypothecate or encumber, or subject to or permit to exist or be subjected to, any lien or charge, this Sublease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this Sublease or Sublessee's interest herein by operation of law, (iii) sublet the Premises or any portion thereof or (iv) permit the use or occupancy of the Premises or any portion thereof by any person, corporation, partnership, limited liability company, trust or other legal entity (each, a "Person") for any purpose not provided for hereunder or under the Overlease (each of the actions or events described in clauses (i) through (iv) are referred to herein as a "Transfer"). No consent on the part of Sublessor in respect of any Transfer shall relieve or release (x) Sublessee from obtaining the consent of Landlord in respect of such Transfer as provided in the Overlease or (y) any assignee, transferee or sublessee from obtaining the consent of Sublessor and Landlord in respect of any other Transfer. Any purported Transfer in violation of this paragraph 14(a) shall be null and void.

     Sublessee acknowledges that (i) the location of the Premises was specifically selected by Sublessor for the purpose of opening and operating a Bang & Olufsen store, (ii) Sublessor has invested a significant amount of time and money in identifying this location and entering into the Overlease and (iii) the unique location of the Premises is a material component of Sublessor's business plan for the development and operation of Bang & Olufsen stores in the United States in general, and the particular geographic region in which the Premises are located. Accordingly, for purposes of this paragraph 14(a), it shall not be deemed unreasonable of Sublessor to withhold its consent to any Transfer if any of the following conditions are not satisfied: (A) the Person to whom such Transfer is proposed to be made (a "Transferee") agrees in writing to continue to use the Premises solely for the uses set forth in Article 10 of the Overlease and can demonstrate to Sublessor's reasonable satisfaction that Transferee has the experience and know-how necessary to successfully operate a retail outlet for the sale of Bang & Olufsen(R) products and services; (B) Transferee furnishes Sublessor with copies of Transferee's financial statements covering such time periods as Sublessor may reasonably require, in form reasonably acceptable to Sublessor, which establish that Transferee's financial condition is at least as good as the financial condition of the Sublessee as of the date hereof; (C) Transferee agrees in writing to assume all of the obligations, liabilities and responsibilities of Sublessee hereunder; and (D) the Landlord consents to the proposed Transfer and the proposed Transferee, if such consent is required under the terms of the Overlease.

     For purposes of this Sublease, any change in ownership or active management of Sublessee shall be deemed an assignment or transfer which requires the prior consent of Sublessor; provided, however, that so long as Sublessee is a publicly traded company, any transfer or series of transfers as part of a single transaction, of the common stock of Sublessee shall not require the prior consent of Sublessor unless, as a result of such transfer or series of transfers, control of Sublessee is acquired by any manufacturer of consumer electronics products having annual sales in the United States of $10,000,000 or more. For purposes of the immediately preceding sentence, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Sublessee, whether through the ownership of voting securities, by contract or otherwise.

     (b) Sublessor may assign its interest herein to any Person without Sublessee's consent; provided, however, that the provisions of this paragraph 14(b) shall in no way limit or modify the provisions of`Article 3 of the Overlease.

     15. Alterations and Improvements. (a) Notwithstanding anything contained in the Overlease to the contrary, Sublessee shall not make any alterations, modifications, additions or improvements to the Premises (including any decorating) without Sublessor's prior consent, which consent shall not be unreasonably withheld; provided, however, that it shall not be deemed unreasonable for Sublessor to withhold its consent if (i) Landlord refuses to consent to any such alterations, modifications, additions or improvements or
(ii) any such alterations, modifications, additions or improvements (x) relate to or affect any structural elements of the building in which the Premises are located (the "Building") or any mechanical, electrical or plumbing systems or fixtures within, attached to or otherwise forming a part of, the Building or (y) are inconsistent with Sublessor's guidelines, conditions and rules in effect from time to time with respect to stores selling Sublessor's products and services under the terms of the Dealer Agreement as in effect from time to time or any other agreement or arrangement similar thereto. Nothing contained herein shall relieve Sublessee from the obligation to obtain Landlord's consent in respect of any such alterations, modifications, additions or improvements to the Premises under the terms of the Overlease.

     (b) All alterations, modifications, additions and improvements made by Sublessor to the Premises shall be made in strict compliance with the provisions of the Overlease, including Article 8 thereof. Title to any improvements to the Premises made by Sublessee (other than Sublessee's trade fixtures and equipment) shall be vested in, and such improvements shall be the property of, the party designated in the Overlease, and in the absence of any such designation, title to any such improvement shall vest in Sublessor. Any trade fixtures or equipment installed by Sublessee shall remain its property, but shall be otherwise governed by the terms of the Overlease.

     16. Miscellaneous. (a) This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (b) This Sublease may be amended or modified only by a written instrument executed by Sublessor and Sublessee and acknowledged in writing by Landlord.

     (c) This Sublease shall be governed by and construed in accordance with the law of the state in which the Premises are located without reference to choice of law or conflicts of law principles.

     (d) The commercial general liability insurance maintained by Sublessee as required under the terms of the Overlease shall name Sublessor, the Overlessor, its asset manager (if applicable) and its property manager as an additional insureds thereunder. Without limiting Sublessee's obligations with respect to insurance under the Overlease, Sublessee shall furnish Sublessor, concurrent with the execution and delivery of this Sublease and thereafter at least 30 days prior to the expiration of any such commercial general liability insurance policy, with a certificate of insurance with respect thereto, together with evidence that all premiums therefor have been paid in full, which confirms the policy limits in the amount(s) required under the terms of the Overlease and names Sublessor, the Overlessor, its asset manager (if applicable) and its property manager as an additional insureds thereunder.

     (e) This Sublease may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (f) Time is of the essence in respect of the performance and observance of each and every provision of this Sublease in which the time of performance is a factor.

     (g) The waiver by either party hereto of any breach or any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of any rental hereunder by Sublessor shall not be deemed to be a waiver of any preceding breach of Sublessee of any term, covenant or condition of this Sublease, other than the failure of Sublessee to pay the particular rental so accepted, regardless of Sublessor's knowledge of such preceding breach at the time of acceptance of such rental. No covenant, term or condition of this Sublease shall be deemed to have been waived by the non-breaching party, unless such waiver be in writing signed by such non-breaching party.

     (h) Sublessee acknowledges that (i) the initial term of the Overlease expires April 3, 2005 and that Sublessor has the right to renew the Overlease for an additional five-year period upon four months prior written notice to Landlord and (ii) if the renewal option is exercised, the renewal term of the Overlease expires January 1, 2010. Sublessor agrees to exercise such renewal option at Sublessee's written direction, provided (i) no Event of Default has occurred and is continuing, (ii) no event has occurred and no condition exists, that with the giving of notice or lapse of time, or both, would constitute an Event of Default, and (iii) Sublessee delivers its irrevocable, written direction to Sublessor at least 15 days prior to the date Sublessor is required to give its renewal notice to Landlord. In the event Sublessee fails to direct Sublessor to exercise the renewal option, Sublessor may nevertheless do so in its sole discretion.

     (i) As a material inducement to Sublessor entering into this Sublease and agreeing to exercise the renewal option contained in the Overlease as provided in the immediately preceding sentence, Sublessee acknowledges, covenants, agrees and confirms with Sublessor that, at least 15 days but not more than 60 days prior to the expiration of the initial term of the Overlease, Sublessor will assign all of its right, title and interest therein to Sublessee, and Sublessee will accept such assignment and assume all of Sublessor's liability and obligations under the Overlease that first arise from and after the effective date of such assignment. Such assignment, acceptance and assumption shall be effective as of the last day of the initial term of the Overlease; provided, however, that if an Event of Default has occurred and is continuing as of the last day of the initial term of this Sublease, such assignment, acceptance and assumption may be terminated by Sublessor in its sole discretion.

     (j) Subject to the rights of the Landlord under the Overlease and the terms, conditions and limitations contained therein, Sublessor covenants that Sublessee shall have the right to peaceably and quietly have, hold and enjoy the Premises during the term of this Sublease so long as Sublessee pays and performs all of its obligations and liabilities hereunder in strictly in accordance with the terms hereof.

     17. Initial Build-Out. (a) Sublessee covenants and agrees that it shall, at its sole cost and expense, perform all work necessary or appropriate to construct and equip the Premises as a Bang & Olufsen store (the "Work") in accordance with the plans and specifications therefor (the "Plans") approved by Sublessor and Landlord. Without limiting the generality of the foregoing, the Work shall include installation of the storefront and storefront signs, customer entrance door(s), floor coverings, plastering, interior decorating, wall and ceiling treatment, completion of mechanical, electrical, plumbing, fire sprinkler, and heating, ventilating and air conditioning systems (as necessary), installation of electric lights and fixtures (as necessary) and all other work (whether structural or non-structural) necessary or required.

     (b) Prior to commencing any portion of the Work, Sublessee shall prepare and submit proposed Plans to Sublessor and Landlord for their review and approval, which approval shall not be unreasonably withheld or delayed. Approval of the Plans by Sublessor and/or Landlord shall not create any responsibility by either of them for the accuracy, sufficiency or completeness of the Plans, or the compliance with any applicable laws, statutes, ordinances, orders, decrees, codes, rules or regulations (collectively, the "Laws"). The final Plans shall be prepared by a registered architect of the state in which the Premises are located and licensed engineers for all items of the Work.

     (c) Sublessee shall not commence any portion of the Work prior to receipt of the Landlord's and Sublessor's approval of the Plans. Upon receipt of the approvals from Sublessor and Landlord, Sublessee shall promptly commence construction of the Work and shall prosecute the same with due diligence such that Work shall be completed in time to permit the Premises to open for business as a Bang & Olufsen store on September 1, 2000 (the "Opening Date"). The Work shall be performed in compliance with all applicable Laws (including, without limitation, the Americans with Disabilities Act of 1990), the Plans and the terms of the Lease. Sublessee shall, at its sole cost and expense, obtain all permits, approvals and consents from any governmental or quasi-governmental authority having jurisdiction therefor that may be required in order to perform any portion of the Work. During construction of the Work, Sublessee agrees to keep the Premises free of trash or other debris.

     (d) Sublessee shall obtain a certificate of occupancy promptly following completion of the Work and shall promptly forward of copy of same to Sublessor prior to the Opening Date. Further, as promptly as possible following completion of the Work, Sublessee shall furnish Sublessor with an original, notarized contractor's affidavit, all subcontractor's affidavits and original, notarized final waivers of lien from all contractors and subcontractors who supplied labor, materials or supplies in connection with the performance of the Work. If Sublessee or its contractor fails to perform the Work, or any portion thereof, in a manner that is reasonably satisfactory to Sublessor or Landlord (as applicable), Sublessee shall correct, or cause to be corrected, all of the Work as to which Sublessor or Landlord (as applicable) objects in writing within 20 days after receipt of such objection.

     (e) The Work shall be performed so as to avoid a labor dispute. If a labor dispute arises, Sublessee shall, at its sole cost and expense, immediately take such action as may be necessary or appropriate to end such dispute.

     (f) All Work, including any repairs or corrections to the Work, shall be performed in a first-class, workmanlike manner and shall be in a good and usable condition upon completion thereof. All materials supplied in connection with the Work and/or incorporated into the Premises, shall be new or like-new. Sublessee shall require any person or legal entity performing any portion of the Work to warrant and guarantee that such Work is free from and all defects in workmanship and materials for a period of one year from the date of completion thereof. All such warranties and guaranties for materials or workmanship with respect to any portion of the Work shall be set forth in the contract with the contractor or subcontractor, as applicable, and shall expressly inure to the benefit of Sublessor.

     (g) Neither Landlord nor Sublessor shall be liable for any labor or materials furnish to or for the benefit of Sublessee on credit, and no mechanic's or materialman's lien for labor or materials shall attach to or affect any interest of Landlord or Sublessor in the Premises or the land on which the Premises are located.

     (h)   Sublessee's   contractor   must  fulfill  the   following   insurance
requirements prior to commencement of any portion of the Work, and shall maintain, at such contractor's sole cost and expense, the following:

     (i) Worker's Compensation Insurance with statutory limits and Employer's Liability Insurance of not less than $100,000;

     (ii) General Liability Insurance with limits of not less than $2,000,000 combined single limit for bodily injury and property damage, including personal injury, Contractual Liability coverage specifically endorsed to cover the indemnity provisions contained herein, and Contractor's Protective Liability coverage if contractor uses any subcontractors;

     (iii) Motor Vehicle Liability Insurance in the contractor's name, including owned, non-owned, leased and hired car coverage, with limits of not less than $2,000,000 combined single limit per occurrence for bodily injury and property damage.

     Sublessee shall cause each contractor to agree to name Landlord, Sublessor, and their respective parents, subsidiaries and affiliates as additional insureds on the General Liability Insurance and the Motor Vehicle Liability Insurance.

     (i) Sublessee shall maintain Builder's Risk Insurance for the full replacement value of the cost of the Work.

     (j) Certificates evidencing the required insurance shall be furnished to Sublessor prior to commencement of any portion of the Work. All insurance carriers shall have a Best's rating of A-VII or better, and shall be registered or authorized to do business in the state in which the Premises are located.

     (k) Each of Sublessee's contractors shall also, to the fullest extent permitted under applicable Laws, protect, defend, save harmless and indemnify Landlord, Sublessor and their respective parents, subsidiaries and affiliates from and against any and all liability, claims, losses, fines, penalties, damages, awards, costs or expenses (including reasonable attorneys' fees and disbursements) incurred as a result of any injury or damage, alleged or real, arising out of or in any way connected with, any act or omission on the part of such contractor. Such indemnification obligations shall be expressly set forth in each contract between Sublessee and a contractor, and shall provide that such obligations inure to the direct benefit of Landlord, Sublessor and their respective parents, subsidiaries and affiliates.

     (l) Within ten days afer the opening for business, Sublessor shall provide Sublessee with one set of "as-built" drawings and specifications for the Premises.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the date first written above.

:                                         SUBLESSOR:

                                          BANG & OLUFSEN AMERICA, INC.


                                          By:
                                              ------------------------
                                          Its:
                                              ------------------------


                                          SUBLESSEE:

                                          HARVEY ELECTRONICS, INC.


                                          By:
                                              ------------------------
                                          Its:
                                              ------------------------